UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

February 6, 2014

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K furnished by ON Semiconductor Corporation (the “Company”) on February 6, 2014 (the “Original Form 8-K”).

Item 2.02	Results of Operations and financial Condition

On February 6, 2014, the Company furnished the Original Form 8-K and included as an exhibit thereto a Press Release announcing its financial results for the quarter and year ended December 31, 2013 and related information (the “Original Earnings Release”). This Form 8-K/A is being furnished to report the final audited financial statements of the Company as described below.

Subsequent to the issuance of the Original Earnings Release, the Company finalized its annual audit of the consolidated financial statements that included adjustments to (i) increase the income tax provision from $9.7 million to $22.9 million for the quarter and from $13.7 million to $26.9 million for the year ended December 31, 2013 and (ii) increase deferred tax liabilities in the United States by $13.2 million as of December 31, 2013. Of the $13.2 million increase to the income tax provision and increase in deferred tax liabilities, approximately $10.7 million relates to periods prior to the year ended December 31, 2013, and $2.5 million relates to 2013. These adjustments are the result of the Company’s conclusion that certain deferred tax liabilities may not be netted against deferred tax assets prior to determining the required valuation allowance.

While there is no change to the non-GAAP results or the first quarter 2014 outlook included in the Original Earnings Release, the additional tax expense results in final generally accepted accounting principles (“GAAP”) net income attributable to ON Semiconductor Corporation for the quarter ended December 31, 2013 in the amount of $28.7 million, or $0.06 per diluted share, and final audited GAAP net income attributable to ON Semiconductor Corporation for the year ended December 31, 2013 in the amount of $150.8 million or $0.33 per diluted share.

The Company has revised its Original Earnings Release and the Unaudited Consolidated Statement of Operations and Unaudited Balance Sheet contained therein to give effect to the adjustments described above (the “Revised Earnings Release”). The Revised Earnings Release replaces the Original Earnings Release and has been re-posted on the Company’s website. The Revised Earnings Release is furnished with this Form 8-K/A as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 2.02 of this report, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro-Forma Financial Information

Not applicable.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits

The below exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated February 21, 2014, announcing finalized fourth quarter and fiscal year end 2013 results

Caution Regarding Forward Looking Statements:

Exhibit 99.1 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included or incorporated in this exhibit could be deemed forward-looking statements, particularly statements about the future financial performance of ON Semiconductor. These forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “should” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements are made based on information available to us as of the date of this release, our current expectations, forecasts, estimates, and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. Among these factors are our revenues and operating performance, poor economic conditions and markets, effects of exchange rate fluctuations, the cyclical nature of the semiconductor industry, changes in demand for our products, changes in inventories at our customers and distributors, technological and product development risks, enforcement and protection of our intellectual property rights and related risks, availability of raw materials, electricity, gas, water and other supply chain uncertainties, our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers, variable demand and the aggressive pricing environment for semiconductor products, our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products, competitor actions including the adverse impact of competitor product announcements, pricing and gross profit pressures, loss of key customers, order cancellations or reduced bookings, changes in manufacturing yields, control of costs and expenses and realization of cost savings and synergies from restructurings, significant litigation, risks associated with decisions to expend cash reserves for various uses such as debt prepayment, stock repurchases or acquisitions rather than to retain such cash for future needs, risks associated with acquisitions and dispositions, risks associated with our substantial leverage and restrictive covenants in our debt agreements from time to time, risks associated with our worldwide operations including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters affecting our operations and finances/financials, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased and new regulation of corporate governance and disclosure standards, risks related to new legal requirements and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON Semiconductor’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of our filings with the Securities and Exchange Commission. If any of these trends, risks or uncertainties actually occurs or continues, our business, financial condition or operating results could be materially adversely affected, the trading prices of our securities could decline, and investors could lose all or part of their investment. Readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any subsequent date and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: February 21, 2014	By:	/s/ Bernard Gutmann
Bernard Gutmann
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

The below exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated February 21, 2014, announcing finalized fourth quarter and fiscal year end results

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